SEMIANNUAL REPORT  APRIL 30, 2000

Prudential
Emerging Growth Fund, Inc.

(GRAPHIC)

Fund Type Stock
Objective Long-term capital appreciation


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing primarily in stocks of small and medium-sized
U.S. companies with the potential for above-average growth. Stocks of small and medium-sized companies-those with market capitalizations (the price of all outstanding stock) between $500 million and $8.0 billion-may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

On May 2, 2000, the Board of Trustees for the Fund approved a change in the Fund's name from Prudential
Emerging Growth Fund to Prudential U.S. Emerging Growth
Fund. The new name, which will be effective June 29, 2000, more accurately reflects the region in which the Fund invests.

Portfolio Composition
  Sectors expressed as a percentage of
net assets as of 4/30/00
    56.6% Technology
    25.6  Consumer Growth & Stable
     6.9  Utility
     3.2  Consumer Cyclical
     2.7  Energy
     2.2  Industrial
     1.1  Finance
     1.7  Cash & Equivalents

Ten Largest Holdings
  Expressed as a percentage of
  net assets as of 4/30/00
  2.0% Epcos AG (Germany) (ADR)
       Electronic Components
  2.0  ADC Telecommunications, Inc.
       Telecommunications Equipment
  1.8  USA Networks, Inc.
       Broadcasting
  1.8  Sabre Holdings Corp.
       Travel Service
  1.7  CIENA Corp.
       Telecommunications Equipment
  1.6  Jabil Circuit, Inc.
       Electronic Components
  1.5  Cablevision Systems Corp.
       Cable & Pay Television Systems
  1.4  Watson Pharmaceuticals, Inc.
       Pharmaceuticals
  1.4  Linear Technology Corp.
       Electronic Components
  1.4  Analog Devices, Inc.
       Semiconductors
www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                As of 4/30/00
                     Six    One         Since
                    Months  Year      Inception2
Class A             45.78%  64.40%      191.87%
Class B             45.22   63.08       184.21
Class C             45.22   63.08       184.21
Class Z             45.92   64.82       193.95
Lipper Mid-Cap
 Growth Fd. Avg.3   39.55   68.47       138.43

Average Annual Total Returns1            As of 4/30/00
              One     Since
              Year  Inception2
  Class A    56.18%   35.84%
  Class B    58.08    36.57
  Class C    60.45    36.44
  Class Z    64.82    38.25


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception date: Class A, B, C, and Z, 12/31/96.
3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the Mid-Cap Growth Fund category. The Lipper average is unmanaged. Mid-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P(r) Mid-Cap 400 Index. Mid-Cap
Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.
S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

(LOGO)                            June 15, 2000


Dear Shareholder,
The six months ended April 30, 2000, were an extraordinarily volatile period for the high-growth stocks in which the Prudential
Emerging Growth Fund invests. Not only did share prices fluctuate from hour to hour, but there were dramatic changes from month to month. For example, in February, the Fund gained 29%-which would be a respectable full-year return-and then in March and April it gave back all but 6% of that. The net result over the six months was a 45.78% return for Class A shares, or 38.49% to those paying the one-time Class A share sales charge. This performance was well ahead of the 39.55% Lipper Mid-Cap
Growth Fund Average, and an exceptionally good return for six months. The Fund was in the top half of its Lipper category over the preceding 12 months as well, and has generated a 35.84% average annual return since its inception.

This period's strong performance was due to the Fund's focuses on technology, telecommunications, media, and biotechnology, and to the exceptional performance of these groups over this period. However, the character of the market clearly changed in March. The following report details our investment team's response to the changing conditions.

As always, it is important to think about this Fund's return in the context of an asset allocation plan.
Because of the volatility of high-growth stocks, a multiyear time horizon is particularly important.
Diversification across asset classes and investment styles is likely to constrain the overall volatility of your portfolio.

Sincerely,

John R. Strangfeld, President
Prudential Emerging Growth Fund, Inc.

www.prudential.com       (800) 225-1852

Semiannual Report  April 30, 2000

Investment Adviser's Report

Although our 46% gain over this six-month reporting period shows that we were beneficiaries of the run-up in technology stocks, we suggested in our previous reports that prices were not likely to continue to climb at the pace they had been climbing. In February, they spurted to unsustainable multiples of earnings. The subsequent correction is likely to bring share prices and earnings prospects back into a more normal relation. That is good for careful stock pickers.

We are heavily focused in the broad technology and telecommunications sectors, where the share price changes were greatest, but the Fund is diversified at the industry and company levels. We are diversified among semiconductor companies, data equipment manufacturers, wireless service providers, wired telecom service providers, etc. At period end, no single holding exceeded
2% of net assets, and only two were that large. We have normally been conservative in our risk exposure, given that the emerging company stocks in which we invest are inherently volatile.

Our performance
Our return this period was helped by very large gains on certain stocks: We bought Network Solutions, which registers Internet domain names and does network consulting, after it lost its monopoly on name registration and the share price dropped. It was among our largest positions as the period began. Subsequently, Network Solutions regained a partial monopoly, and its shares ultimately rose 150% over the period. We have taken some profits. We added to our holdings of CIENA, which makes telecommunications switches; shares appreciated by 251% over the period. (See Comments on Largest Holdings.)

Analog Devices makes digital signal processors for wireless communications devices. This is cutting-edge technology. Another large holding for us, Analog's shares rose 189%. Teradyne makes test and measuring systems for electronic components such as circuit boards and networks. Its shares rose 186%. ADC Telecommunications rose 155% to become our second largest

Prudential Emerging Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/00
2.0%  Epcos AG (Germany) (ADR)/Electronic Components
Epcos has about a 40% global market share in capacitors, integrated circuits, and other electronic components (more than 37,000 products) used in the telecommunications and other industries. There is now a shortage of these components, and no incremental capacity will be available for a while, so Epcos has strong pricing leverage.

2.0%  ADC Telecommunications, Inc./Telecommunications
Equipment
ADC has a portfolio of telecommunications-related products, including software and hardware to increase the speed of fiberoptic, wireless, and wired devices. It makes devices such as repeaters, multiplexers, and signal amplifiers for industries such as cable TV, the Internet, and telephone communication. Shares rose 155% in our reporting period.

1.8%  USA Networks, Inc./Broadcasting
USA Networks is a resilient, diversified media conglomerate with consistent growth. In addition to several cable TV networks, it owns
Ticketmaster, 60% of Ticketmaster Online-City
Search, and two PolyGram film divisions. Its sales grew
157% over the past two years.

1.8%  Sabre Holdings Corp./Travel Service
This year, AMR spun off its remaining 83% stake in this market-leading computerized travel reservation system. The additional supply of shares depressed prices, and we thought it was a great opportunity. Sabre also provides information technology consulting and owns 70% of the Travelocity Website.
Sabre profits grew 43% in 1999.

1.7%  CIENA Corp./Telecommunications Equipment
CIENA makes multiplexing systems which increase the
carrying capacity of communications     channels for
fiberoptic systems. Its major customers are the long-distance telecommunications providers.

Holdings are subject to change.

www.prudential.com    (800) 225-1852

Semiannual Report  April 30, 2000

holding (see Comments on Largest Holdings). TMP Worldwide is a personnel recruiting and yellow pages advertising company that is well known to recent college graduates.
Its "Monsterboard" is an Internet site where people can post resumes, connecting them to hiring companies without an intermediary. Monster.com is one of the few profitable
Internet businesses. TMP's stock rose 242% from the beginning of November to its March 10 peak before dropping sharply. We sold it and bought it again, at a somewhat lower price.

Aside from small holdings in mortgage insurers, which we sold, the negative impact on our holdings was broadly distributed among our stocks, but very concentrated in time. Our holdings suffered from the correction that began in March.

The Climate CHange
Over this reporting period, investors' attitudes toward high-valuation securities changed. They are scrutinizing both the pace of earnings growth and their dependability-what financial professionals call the "quality" of earnings-much more closely. Although there are terrific earnings-growth opportunities in technology, stocks generally are still expensive, even after two months of falling prices. Investors' expectations remain high.

High-multiple companies often are priced with the expectation of very long runs of rising earnings. Rising interest rates reduce the value to investors today of earnings that are far in the future, so their valuations are threatened by rising rates. Since it is likely that the Federal Reserve will keep raising interest rates until the economy is seen to slow, we reduced the average earnings multiple of our portfolio. We sold Royal Caribbean, a long-time holding, because increased capacity in the cruise industry means its growth is likely to taper off, and Royal Caribbean may no longer deserve a high growth-stock multiple.

We also reduced our technology exposure, adding more companies in nontechnology sectors. We looked for firms that have strong balance sheets and that are positioned to take advantage of the opportunities offered by Internet technology. These include old economy firms whose costs are likely to be lowered and whose access to customers is improved by the tech-

Prudential Emerging Growth Fund, Inc.

Semiannual Report  April 30, 2000

nology revolution. One example is the office supply company Office Depot. We bought Sabre, which is known as the premier computerized travel reservation system, but which also owns 70% of Travelocity, an online service.
(See Comments on Largest Holdings.)

Looking Ahead: A transitional period
Our stocks are hurt by rising interest rates, which are being driven in part by the Federal Reserve. It sees a tight labor market, higher oil prices, and shortages of some components, and it fears that inflation will take off. We think these factors are real, but will be offset by improving productivity. The benefits of much of the recent high spending on information technology have not yet become apparent. Old economy businesses are just now discovering how to use the Internet to reduce procurement and back-office costs. Consequently, this is a transitional period to the real information-age economy.
We think the Federal Reserve is reacting to short-term signs, and the stock market is reacting to recent information technology expenditures that have not yet paid for themselves in better profits.

We are adjusting our portfolio to benefit from the transition, buying stocks in companies that are using the new technology to accelerate their earnings growth, and tapering off on the expensive stocks of the technology providers themselves.

How to price a growth stock
The return on a share of stock consists of any dividends it pays, plus any change in its market price-the capital appreciation. Ultimately, both of these contributions depend upon the issuing company's earnings. The price of a share can be viewed as its price/earnings ratio times its earnings. Investors are willing to pay more per dollar of earnings (a higher price/earnings multiple) for companies whose future earnings they expect to be higher or more dependable than average. Expectations of greater earnings growth will justify a higher price/earnings multiple-a high valuation.


Prudential Emerging Growth Fund Management Team

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.3%
Common Stocks  98.3%
-------------------------------------------------------------------------------------
Advertising  1.5%
      38,800   TMP Worldwide, Inc.(a)                                 $    2,536,550
     162,200   Young & Rubicam, Inc.                                       9,032,512
                                                                      --------------
                                                                          11,569,062
-------------------------------------------------------------------------------------
Apparel  0.2%
      58,800   Jones Apparel Group, Inc.(a)                                1,745,625
-------------------------------------------------------------------------------------
Biotechnology  2.3%
      71,400   Genentech, Inc.(a)                                          8,353,800
      73,100   Protein Design Labs, Inc.(a)                                7,419,650
      69,000   Sequenom Inc.(a)                                            1,673,250
                                                                      --------------
                                                                          17,446,700
-------------------------------------------------------------------------------------
Broadcasting  4.1%
     177,500   Gemstar International Group Ltd.(a)                         8,697,500
     293,200   TV Guide, Inc.(a)                                           8,741,025
     618,700   USA Networks, Inc.(a)                                      14,230,100
                                                                      --------------
                                                                          31,668,625
-------------------------------------------------------------------------------------
Cable & Pay Television Systems  3.6%
     168,900   Cablevision Systems Corp.(a)                               11,432,419
     149,400   EchoStar Communications Corp. (Class A)(a)                  9,514,912
     122,600   UnitedGlobalCom, Inc. (Class A)(a)                          6,513,125
                                                                      --------------
                                                                          27,460,456
-------------------------------------------------------------------------------------
Cellular Communications  3.6%
      64,300   Millicom International Cellular S.A.(a)                     3,440,050
     111,800   Powertel, Inc.(a)                                           7,518,550
      82,500   VoiceStream Wireless Corp.(a)                               8,167,500
     166,200   Western Wireless Corp. (Class A)(a)                         8,258,062
                                                                      --------------
                                                                          27,384,162
-------------------------------------------------------------------------------------
Commercial Services  0.4%
      59,900   Paychex, Inc.                                               3,152,238

    See Notes to Financial Statements                                      7

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Hardware  0.2%
     128,200   Micron Electronics, Inc.(a)                            $    1,370,138
-------------------------------------------------------------------------------------
Computer Software & Services  9.9%
     143,200   CheckFree Holdings Corp.(a)                                 7,276,350
      46,800   Citrix Systems, Inc.(a)                                     2,857,725
     102,600   Electronic Arts, Inc.(a)                                    6,207,300
     128,800   HNC Software Inc.(a)                                        6,375,600
      86,900   Hyperion Solutions Corp.(a)                                 2,635,514
     186,500   Intuit, Inc.(a)                                             6,702,344
     241,100   J.D. Edwards & Co.(a)                                       4,400,075
      99,100   MetaCreations Corp.(a)                                      1,108,681
     137,100   Novell, Inc.(a)                                             2,690,588
      49,500   Rational Software Corp.(a)                                  4,213,687
     152,500   RSA Security, Inc.(a)                                       8,949,844
     158,900   Safeguard Scientifics, Inc.(a)                              6,634,075
     179,600   SmartForce PLC (Ireland) (ADR)(a)                           8,575,900
     211,400   SunGard Data Systems, Inc.(a)                               7,306,512
                                                                      --------------
                                                                          75,934,195
-------------------------------------------------------------------------------------
Consulting  0.6%
     317,400   Gartner Group, Inc. (Class A)(a)                            4,284,900
-------------------------------------------------------------------------------------
Data Processing/Reproduction  2.0%
      46,400   American Management Systems, Inc.(a)                        1,716,800
     109,700   CSG Systems International, Inc.(a)                          5,059,912
      56,800   Fiserv, Inc.(a)                                             2,609,250
     541,300   Informix Corp.(a)                                           5,954,300
                                                                      --------------
                                                                          15,340,262
-------------------------------------------------------------------------------------
Diversified Industries  0.8%
      50,100   Kulicke & Soffa Industries, Inc.(a)                         3,923,456
      22,900   Waters Corp.(a)                                             2,169,775
                                                                      --------------
                                                                           6,093,231
-------------------------------------------------------------------------------------
E-commerce  0.8%
      81,000   Priceline.com Inc.(a)                                       5,123,250
      67,700   Travelocity.com Inc.(a)                                     1,193,212
                                                                      --------------
                                                                           6,316,462

    8                                      See Notes to Financial Statements

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electronic Components  13.8%
      90,600   AVX Corp.                                              $    8,827,838
      63,200   C-COR.net Corp.(a)                                          2,472,700
     132,000   Electronics for Imaging, Inc.(a)                            6,897,000
     111,800   Epcos AG (Germany) (ADR)(a)                                15,686,937
     308,200   Jabil Circuit, Inc.(a)                                     12,616,937
     112,600   KEMET Corp.(a)                                              8,388,700
      51,600   Lernout & Hauspie Speech Products N.V.(a)                   4,992,300
     186,600   Linear Technology Corp.                                    10,659,525
      58,000   Maxim Integrated Products, Inc.(a)                          3,759,125
      33,800   Micrel, Inc.(a)                                             2,923,700
     152,100   SCI Systems, Inc.(a)                                        8,099,325
     123,800   Solectron Corp.(a)                                          5,795,388
      63,450   Symbol Technologies, Inc.                                   3,537,338
      43,600   Vishay Intertechnology, Inc.(a)                             3,656,950
     110,800   Vitesse Semiconductor Corp.(a)                              7,541,325
                                                                      --------------
                                                                         105,855,088
-------------------------------------------------------------------------------------
Financial Services  1.1%
     172,900   Capital One Financial Corp.                                 7,564,375
      45,800   London Pacific Group Ltd. (United Kingdom) (ADR)              578,225
                                                                      --------------
                                                                           8,142,600
-------------------------------------------------------------------------------------
Human Resources  1.2%
      92,200   Robert Half International Inc.(a)                           5,635,725
     340,900   Romac International, Inc.(a)                                3,515,531
                                                                      --------------
                                                                           9,151,256
-------------------------------------------------------------------------------------
Industrial Machinery  1.1%
     141,400   Asyst Technologies, Inc.(a)                                 7,564,900
      14,900   PRI Automation, Inc.(a)                                     1,190,138
                                                                      --------------
                                                                           8,755,038
-------------------------------------------------------------------------------------
Internet Content  3.5%
      64,000   CMGI Inc.(a)                                                4,560,000
     165,400   Go2Net, Inc.(a)                                             9,841,300
      88,120   Internet Capital Group, Inc.(a)                             3,734,085
      84,900   Multex.com Inc.(a)                                          1,724,531

    See Notes to Financial Statements                                      9

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      47,100   Network Solutions, Inc.(a)                             $    6,970,800
                                                                      --------------
                                                                          26,830,716
-------------------------------------------------------------------------------------
Internet Software  3.5%
      93,300   BroadVision, Inc.(a)                                        4,099,369
     100,900   Exodus Communications, Inc.(a)                              8,923,344
      70,700   Harbinger Corp.(a)                                          1,334,462
     120,900   Portal Software, Inc.(a)                                    5,546,287
       2,500   Software Technologies Corp.(a)                                 44,688
     102,700   Spyglass, Inc.(a)                                           5,443,100
      29,200   USinternetworking, Inc.(a)                                    726,350
      25,900   Viador Inc.(a)                                                522,856
                                                                      --------------
                                                                          26,640,456
-------------------------------------------------------------------------------------
Measuring & Control Instrument  1.2%
     149,300   Tektronix, Inc.(a)                                          8,640,738
      12,700   Therma-Wave Inc.(a)                                           349,250
                                                                      --------------
                                                                           8,989,988
-------------------------------------------------------------------------------------
Medical Products & Services  3.6%
     103,500   Forest Laboratories, Inc.(a)                                8,700,469
     109,600   Gilead Sciences, Inc.(a)                                    5,938,950
      91,600   Human Genome Sciences, Inc.(a)                              7,013,125
      36,800   MedImmune, Inc.(a)                                          5,885,700
                                                                      --------------
                                                                          27,538,244
-------------------------------------------------------------------------------------
Medical Technology  0.4%
      58,400   PE Corp.-PE Biosystems Group                                3,504,000
-------------------------------------------------------------------------------------
Networking  2.0%
      12,200   Ancor Communications, Inc.(a)                                 368,288
     341,500   Cabletron Systems, Inc.(a)                                  7,811,812
      34,600   Foundry Networks, Inc.(a)                                   3,148,600
     166,900   Networks Associates, Inc.(a)                                4,245,519
                                                                      --------------
                                                                          15,574,219
-------------------------------------------------------------------------------------
Oil & Gas Equipment  0.5%
     194,100   R & B Falcon Corp.(a)                                       4,027,575

    10                                     See Notes to Financial Statements

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.8%
     168,500   Noble Affiliates, Inc.                                 $    6,076,531
-------------------------------------------------------------------------------------
Oil & Gas Services  1.4%
      19,600   Apache Corp.                                                  949,375
     125,300   Smith International, Inc.(a)                                9,522,800
                                                                      --------------
                                                                          10,472,175
-------------------------------------------------------------------------------------
Pharmaceuticals  4.4%
     163,300   Cephalon, Inc.(a)                                           9,185,625
      44,600   Cubist Pharmaceuticals, Inc.(a)                             1,432,775
     163,200   IVAX Corp.(a)                                               4,467,600
      46,400   Sepracor Inc.(a)                                            4,268,800
      89,600   Teva Pharmaceutical Industries Ltd. (Israel) (ADR)          3,942,400
     239,700   Watson Pharmaceuticals, Inc.(a)                            10,771,519
                                                                      --------------
                                                                          34,068,719
-------------------------------------------------------------------------------------
Publishing  0.2%
      59,700   Information Holdings Inc.(a)                                1,529,813
-------------------------------------------------------------------------------------
Retail  2.9%
     142,600   BJ's Wholesale Club, Inc.(a)                                5,053,387
     159,200   Dollar General Corp.                                        3,641,700
      84,300   Fastenal Co.                                                4,926,281
     126,800   Linens 'n Things, Inc.(a)                                   3,914,950
     471,400   Office Depot, Inc.(a)                                       4,979,163
                                                                      --------------
                                                                          22,515,481
-------------------------------------------------------------------------------------
Semiconductors  12.5%
      59,900   Altera Corp.(a)                                             6,124,775
     104,800   Amkor Technology, Inc.(a)                                   6,412,450
     135,800   Analog Devices, Inc.(a)                                    10,431,137
     144,100   Conexant Systems, Inc.(a)                                   8,627,987
      89,700   Electroglas, Inc. (a)                                       3,475,875
     216,300   Fairchild Semiconductor Corp. (ClassA)(a)                  10,274,250
      39,400   Intersil Holding Corp.(a)                                   1,379,000
     108,700   Lattice Semiconductor Corp.(a)                              7,323,662
     110,000   LSI Logic Corp.(a)                                          6,875,000

    See Notes to Financial Statements                                     11

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     108,100   Novellus Systems, Inc.(a)                              $    7,208,919
      75,400   Photronics, Inc.(a)                                         2,511,763
     169,400   Silicon Valley Group, Inc.(a)                               4,827,900
      58,000   Teradyne, Inc.(a)                                           6,380,000
      39,531   Texas Instruments, Inc.                                     6,438,612
      49,200   TranSwitch Corp.(a)                                         4,332,675
      52,600   Xilinx, Inc.(a)                                             3,852,950
                                                                      --------------
                                                                          96,476,955
-------------------------------------------------------------------------------------
Telecommunication Services  4.3%
     116,300   Allegiance Telecom, Inc.(a)                                 8,228,225
     152,500   AT&T Corp. - Liberty Media Group (Class A)(a)               7,615,469
     234,800   ICG Communications, Inc.(a)                                 6,985,300
      32,800   Intermedia Communications Inc.(a)                           1,336,600
      38,300   PanAmSat Corp.(a)                                           1,651,687
      53,300   Time Warner Telecom Inc. (ClassA)(a)                        2,918,175
     122,900   Viatel, Inc.(a)                                             4,700,925
                                                                      --------------
                                                                          33,436,381
-------------------------------------------------------------------------------------
Telecommunications Equipment  7.4%
     257,200   ADC Telecommunications, Inc.(a)                            15,624,900
     129,200   Advanced Fibre Communications, Inc.(a)                      5,902,825
     104,300   CIENA Corp.(a)                                             12,894,088
      69,900   CommScope, Inc.(a)                                          3,320,250
     150,800   Digital Microwave Corp.(a)                                  5,570,175
     228,400   Glenayre Technologies, Inc.(a)                              3,012,025
     119,300   Scientific-Atlanta, Inc.                                    7,761,956
      63,500   Tut Systems, Inc.(a)                                        3,048,000
                                                                      --------------
                                                                          57,134,219
-------------------------------------------------------------------------------------
Transportation/Shipping  0.7%
      78,500   Kansas City Southern Industries, Inc.                       5,642,188
-------------------------------------------------------------------------------------
Travel Service  1.8%
     391,200   Sabre Holdings Corp.(a)                                    13,667,550
                                                                      --------------
               Total long-term investments
                (cost $650,464,709)                                      755,795,248
                                                                      --------------

    12                                     See Notes to Financial Statements

       Prudential Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  4.4%
Repurchase Agreement
-------------------------------------------------------------------------------------
$    34,005   Joint Repurchase Agreement Account,
               5.71%, 5/1/00
               (cost $34,005,000; Note 5)                            $   34,005,000
                                                                     --------------
              Total Investments  102.7%
               (cost $684,469,709; Note 4)                              789,800,248
              Liabilities in excess of other assets  (2.7%)             (20,600,951)
                                                                     --------------
              Net Assets  100%                                       $  769,199,297
                                                                     --------------
                                                                     --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     13

       Prudential Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $684,469,709)                            $ 789,800,248
Receivable for investments sold                                         25,556,905
Receivable for Fund shares sold                                          3,374,518
Deferred expenses and other assets                                         153,023
Dividends and interest receivable                                           28,856
                                                                    --------------
      Total assets                                                     818,913,550
                                                                    --------------
LIABILITIES
Bank overdraft                                                               2,260
Payable for investments purchased                                       46,431,702
Payable for Fund shares reacquired                                       2,482,103
Distribution fee payable                                                   431,133
Management fee payable                                                     367,055
                                                                    --------------
      Total liabilities                                                 49,714,253
                                                                    --------------
NET ASSETS                                                           $ 769,199,297
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $      30,210
   Paid-in capital in excess of par                                    563,108,251
                                                                    --------------
                                                                       563,138,461
   Net investment loss                                                  (3,439,326)
   Accumulated net realized gain on investments                        104,169,623
   Net unrealized appreciation on investments                          105,330,539
                                                                    --------------
Net assets, April 30, 2000                                           $ 769,199,297
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($228,107,616 / 8,801,865 shares of common stock issued and
      outstanding)                                                          $25.92
   Maximum sales charge (5% of offering price)                                1.36
                                                                    --------------
   Maximum offering price to public                                         $27.28
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($413,636,235 / 16,430,123 shares of common stock issued
      and outstanding)                                                      $25.18
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($71,591,928 / 2,843,501 shares of common stock issued and
      outstanding)                                                          $25.18
   Sales charge (1% of offering price)                                         .25
                                                                    --------------
   Offering price to public                                                 $25.43
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($55,863,518 / 2,138,804 shares of common stock issued and
      outstanding)                                                          $26.12
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential Emerging Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                          $     801,174
   Dividends (net of foreign withholding taxes of $1,650)                  113,602
                                                                    --------------
      Total income                                                         914,776
                                                                    --------------
Expenses
   Management fee                                                        1,809,341
   Distribution fee--Class A                                               215,265
   Distribution fee--Class B                                             1,690,506
   Distribution fee--Class C                                               262,214
   Transfer agent's fees and expenses                                      171,000
   Reports to shareholders                                                  67,000
   Custodian's fees and expenses                                            52,000
   Registration fees                                                        26,000
   Legal fees and expenses                                                  25,000
   Amortization of deferred organizational costs                            12,163
   Audit fees and expenses                                                  10,000
   Directors' fees and expenses                                              9,000
   Miscellaneous                                                             4,613
                                                                    --------------
      Total expenses                                                     4,354,102
                                                                    --------------
Net investment loss                                                     (3,439,326)
                                                                    --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                           105,802,099
Net change in unrealized appreciation on investments                    27,121,422
                                                                    --------------
Net gain on investments                                                132,923,521
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 129,484,195
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential Emerging Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months
                                                      Ended            Year Ended
                                                  April 30, 2000    October 31, 1999
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                            $   (3,439,326)     $ (2,636,144)
   Net realized gain on investments                  105,802,099        30,331,339
   Net change in unrealized appreciation on
      investments                                     27,121,422        62,358,936
                                                  --------------    ----------------
   Net increase in net assets resulting from
      operations                                     129,484,195        90,054,131
                                                  --------------    ----------------
   Distributions from net realized gains (Note
      1)
      Class A                                         (7,397,809)         (871,485)
      Class B                                        (16,742,730)       (2,298,027)
      Class C                                         (2,214,374)         (187,922)
      Class Z                                         (1,734,295)          (67,704)
                                                  --------------    ----------------
                                                     (28,089,208)       (3,425,138)
                                                  --------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 5)
   Net proceeds from shares sold                     503,187,351       182,256,028
   Net asset value of shares issued in
      reinvestment of distributions                   26,869,973         3,294,708
   Cost of shares reacquired                        (175,409,755)      (83,825,537)
                                                  --------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   354,647,569       101,725,199
                                                  --------------    ----------------
Total increase                                       456,042,556       188,354,192
NET ASSETS
Beginning of period                                  313,156,741       124,802,549
                                                  --------------    ----------------
End of period                                     $  769,199,297      $313,156,741
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)
      Prudential Emerging Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange (other
than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.
    18

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation
                                                                          19

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended April 30, 2000.

      PIMS has advised the Fund that it received approximately $704,100 and $331,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2000, it received approximately $210,900 and $10,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
    20

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 2000, the Fund incurred fees of approximately $332,800 for the services of PMFS. As of April 30, 2000, approximately $79,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended April 30, 2000, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $130,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 were $1,120,508,523 and $797,291,907, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2000 was $698,157,382 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $91,642,866 (gross unrealized appreciation--$138,745,430; gross unrealized depreciation--$47,102,564).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2000, the Fund had a 4.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $34,005,000 in principal amount. As of such date,
                                                                          21

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO, Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $163,200,995.

      Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $166,727,544.

      Credit Suisse First Boston Corp., 5.75%, in the principal amount of $160,000,000, repurchase price $160,076,667, due 5/1/00. The value of the collateral including accrued interest was $165,506,481.

      Morgan (J.P.) Securities, Inc., 5.72%, in the principal amount of $210,000,000, repurchase price $210,100,100, due 5/1/00. The value of the collateral including accrued interest was $214,200,036.

      Salomon Smith Barney, Inc., 5.65%, in the principal amount of $162,577,000, repurchase price $162,653,547, due 5/1/00. The value of the collateral including accrued interest was $165,893,849.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.
    22

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares         Amount
----------------------------------------------------------  ----------    -------------
Six months ended April 30, 2000:
Shares sold                                                  8,432,352    $ 223,526,551
Shares issued in reinvestment of distributions                 335,261        7,077,351
Shares reacquired                                           (4,802,390)    (124,799,247)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         3,965,223      105,804,655
Shares issued upon conversion from Class B                     370,029       11,256,409
                                                            ----------    -------------
Net increase in shares outstanding                           4,335,252    $ 117,061,064
                                                            ----------    -------------
                                                            ----------    -------------
Year ended October 31, 1999:
Shares sold                                                  4,765,399    $  81,090,986
Shares issued in reinvestment of distributions                  67,007          844,294
Shares reacquired                                           (3,244,391)     (55,188,028)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         1,588,015       26,747,252
Shares issued upon conversion from Class B                     198,946        3,220,362
                                                            ----------    -------------
Net increase in shares outstanding                           1,786,961    $  29,967,614
                                                            ----------    -------------
                                                            ----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                  7,575,229    $ 197,625,017
Shares issued in reinvestment of distributions                 778,847       16,028,660
Shares reacquired                                           (1,421,656)     (36,521,033)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         6,932,420      177,132,644
Shares reacquired upon conversion into Class A                (380,252)     (11,256,409)
                                                            ----------    -------------
Net increase in shares outstanding                           6,552,168    $ 165,876,235
                                                            ----------    -------------
                                                            ----------    -------------
Year ended through October 31, 1999:
Shares sold                                                  4,299,581    $  70,231,079
Shares issued in reinvestment of distributions                 177,561        2,201,763
Shares reacquired                                           (1,444,215)     (22,492,386)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         3,032,927       49,940,456
Shares reacquired upon conversion into Class A                (202,843)      (3,220,362)
                                                            ----------    -------------
Net increase in shares outstanding                           2,830,084    $  46,720,094
                                                            ----------    -------------
                                                            ----------    -------------

                                                                          23

       Prudential Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares         Amount
----------------------------------------------------------  ----------    -------------
Six months ended April 30, 2000:
Shares sold                                                  1,744,653    $  45,493,014
Shares issued in reinvestment of distributions                 105,557        2,172,360
Shares reacquired                                             (265,937)      (6,736,478)
                                                            ----------    -------------
Net increase in shares outstanding                           1,584,273    $  40,928,896
                                                            ----------    -------------
                                                            ----------    -------------
Year ended October 31, 1999:
Shares sold                                                    861,899    $  14,471,091
Shares issued in reinvestment of distributions                  14,915          184,941
Shares reacquired                                             (189,985)      (3,042,506)
                                                            ----------    -------------
Net increase in shares outstanding                             686,829    $  11,613,526
                                                            ----------    -------------
                                                            ----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                  1,355,320    $  36,542,769
Shares issued in reinvestment of distributions                  74,899        1,591,602
Shares reacquired                                             (278,374)      (7,352,997)
                                                            ----------    -------------
Net increase in shares outstanding                           1,151,845    $  30,781,374
                                                            ----------    -------------
                                                            ----------    -------------
Year ended October 31, 1999:
Shares sold                                                    967,643    $  16,462,871
Shares issued in reinvestment of distributions                   5,036           63,710
Shares reacquired                                             (188,018)      (3,102,616)
                                                            ----------    -------------
Net increase in shares outstanding                             784,661    $  13,423,965
                                                            ----------    -------------
                                                            ----------    -------------

       Prudential Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                           Class A
                                     ---------------------------------------------------
                                                                            December 31,
                                     Six Months         Year Ended            1996(a)
                                       Ended            October 31,           Through
                                     April 30,      -------------------     October 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  19.16      $ 12.01     $ 11.92       $  10.00
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment loss                       (.09)        (.13)       (.11)          (.08)
Net realized and unrealized gain
   on investment transactions             8.48         7.61         .41           2.00
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.39         7.48         .30           1.92
                                     ----------     -------     -------     ------------
Less distributions
Distributions from net realized
gains...........................         (1.63)        (.33)       (.21)            --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  25.92      $ 19.16     $ 12.01       $  11.92
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         45.78%       63.65%       2.63%         19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $228,108      $85,595     $32,183       $ 33,124
Average net assets (000)              $173,158      $52,984     $33,831       $ 28,141
Ratios to average net assets:
   Expenses, including
      distribution fees                    .97%(b)     1.22%       1.25%          1.46%(b)
   Expenses, excluding
      distribution fees                    .72%(b)      .97%       1.00%          1.21%(b)
   Net investment loss                    (.67)%(b)    (.80)%      (.88)%         (.92)%(b)
Portfolio turnover rate                    138%         153%        177%           107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     25

       Prudential Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                           Class B
                                     ----------------------------------------------------
                                                                             December 31,
                                     Six Months          Year Ended            1996(a)
                                       Ended            October 31,            Through
                                     April 30,      --------------------     October 31,
                                      2000(d)       1999(d)       1998           1997
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  18.72      $  11.83     $ 11.85       $  10.00
                                     ----------     --------     -------     ------------
Income from investment
operations
Net investment loss                       (.18)         (.24)       (.20)          (.14)
Net realized and unrealized gain
   on investment transactions             8.27          7.46         .39           1.99
                                     ----------     --------     -------     ------------
   Total from investment
      operations                          8.09          7.22         .19           1.85
                                     ----------     --------     -------     ------------
Less distributions
Distributions from net realized
gains                                    (1.63)         (.33)       (.21)            --
                                     ----------     --------     -------     ------------
Net asset value, end of period        $  25.18      $  18.72     $ 11.83       $  11.85
                                     ----------     --------     -------     ------------
                                     ----------     --------     -------     ------------
TOTAL RETURN(c):                         45.22%        62.39%       1.71%         18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $413,636      $184,955     $83,407       $ 82,070
Average net assets (000)              $339,959      $127,249     $86,713       $ 67,420
Ratios to average net assets:
   Expenses, including
      distribution fees                   1.72%(b)      1.97%       2.00%          2.21%(b)
   Expenses, excluding
      distribution fees                    .72%(b)       .97%       1.00%          1.21%(b)
   Net investment loss                   (1.42)%(b)    (1.55)%     (1.63)%        (1.67)%(b)
Portfolio turnover rate                    138%          153%        177%           107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
    26                                     See Notes to Financial Statements

       Prudential Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                           Class C
                                     ---------------------------------------------------
                                                                            December 31,
                                     Six Months         Year Ended            1996(a)
                                       Ended            October 31,           Through
                                     April 30,      -------------------     October 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  18.72      $ 11.83     $11.85         $10.00
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment loss                       (.18)        (.24)      (.20 )         (.14)
Net realized and unrealized gain
   on investment transactions             8.27         7.46        .39           1.99
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.09         7.22        .19           1.85
                                     ----------     -------     -------     ------------
Less distributions
Distributions from net realized
gains on investment transactions         (1.63)        (.33)      (.21 )           --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  25.18      $ 18.72     $11.83         $11.85
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         45.22%       62.39%      1.71 %        18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 71,592      $23,578     $6,774         $6,477
Average net assets (000)              $ 52,731      $12,380     $6,949         $5,526
Ratios to average net assets:
   Expenses, including
      distribution fees                   1.72%(b)     1.97%      2.00 %         2.21%(b)
   Expenses, excluding
      distribution fees                    .72%(b)      .97%      1.00 %         1.21%(b)
   Net investment loss                   (1.42)%(b)   (1.56)%    (1.63 )%       (1.69)%(b)
Portfolio turnover rate                    138%         153%       177 %          107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     27

       Prudential Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                           Class Z
                                     ---------------------------------------------------
                                                                            December 31,
                                     Six Months         Year Ended            1996(a)
                                       Ended            October 31,           Through
                                     April 30,      -------------------     October 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  19.28      $ 12.06     $11.93         $10.00
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment loss                       (.06)        (.09)      (.04 )         (.03)
Net realized and unrealized gain
   on investment transactions             8.53         7.64        .38           1.96
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.47         7.55        .34           1.93
                                     ----------     -------     -------     ------------
Less distributions
Distributions from net realized
   gains on investment
   transactions                          (1.63)        (.33)      (.21 )           --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  26.12      $ 19.28     $12.06         $11.93
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         45.92%       63.97%      2.97 %        19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 55,863      $19,029     $2,439         $  561
Average net assets (000)              $ 40,580      $ 7,796     $1,283         $  261
Ratios to average net assets:
   Expenses, including
      distribution fees                    .72%(b)      .97%      1.00 %         1.21%(b)
   Expenses, excluding
      distribution fees                    .72%(b)      .97%      1.00 %         1.21%(b)
   Net investment loss                    (.42)%(b)    (.56)%     (.63 )%        (.73)%(b)
Portfolio turnover rate                    138%         153%       177 %          107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements
www.prudential.com      (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
David R. Odenath, Jr., Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ   CUSIP
       Class A  PEEAX  74438N106
       Class B  PEEBX  74438N205
       Class C  PEGCX  74438N304
       Class Z  PEGZX  74438N403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF173E2  74438N106  74438N205  74438N304  74438N403

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